UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2006 (September 21, 2006)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Key Energy Services, Inc. (the “Company”) amended the bylaws of the Company effective as of September 21, 2006. The amendment (i) establishes a classified Board of Directors, (ii) requires a two-thirds vote of the stockholders of the Company to remove a director of the Company and only for cause, (iii) requires that the number of directors be fixed only by vote of the directors of the Company, (iv) requires that vacancy on the Board of Directors between meetings be filled only by the remaining directors of the Board of Directors of the Company, and (v) requires the vote of a majority of the stockholders of the Company to call a special meeting of the Shareholders of the Company.   Prior to this amendment to the bylaws of the Company, the stockholders of the Company could (i) elect to remove a director of the Company by a majority vote of the stockholders for any reason, (ii) fill a vacancy on the Board of Directors, and (iii) by twenty-five percent (25%) of the stockholders, call a special meeting of the Shareholders of the Company.   A copy of the Second Amended and Restated By-laws of Key Energy Services, Inc. is attached to this Current Report on Form 8-K as an exhibit and is hereby incorporated by reference.

The Class I directors’ term will expire at our first annual meeting held after September 21, 2006 (the date of establishment of the classified Board), the Class II directors’ terms will expire at our second annual meeting held after September 21, 2006, and the Class III directors’ terms will expire at our third annual meeting held after September 21, 2006.  The successors to these directors will be elected for a term expiring at the third annual meeting following election.

The Class I directors are Kevin P. Collins, W. Phillip Marcum, and Morton Wolkowitz;  the Class II directors are David J. Breazzano, William D. Fertig and J. Robinson West; and the Class III directors are Richard J. Alario, Daniel L. Dienstbier and Ralph S. Michael, III.

Item 7.01.  Regulation FD Disclosure

On September 21, 2006, the Company announced the bylaw amendment and provided a restatement update.  The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

3.1                                 Second Amended and Restated By-laws of Key Energy Services, Inc.

99.2                           Press release dated September 22, 2006 announcing the bylaw amendment and providing a restatement update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: September 22, 2006	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Second Amended and Restated By-laws of Key Energy Services, Inc.

99.2	Press release dated September 22, 2006 announcing the bylaw amendment and providing a restatement update.